                        EAI Select Managers Equity Fund

                                 Review of 1999
--------------------------------------------------------------------------------
Dear Fellow Shareholder:

We are very pleased to present the fourth annual report on the EAI Select Managers Equity Fund (the "Fund"). The first part of this review details the performance of the Fund and the factors that influenced it, while the second part summarizes the economy and domestic equity market in 1999.

Eai Select Managers Equity Fund

The EAI Select Managers Equity Fund returned 30.7% in 1999, its best absolute and relative calendar year performance since inception. Compared to the S&P 500 (+21.0%), it outperformed by 970 basis points for the year; each quarterly return surpassed the benchmark as well. The comparison to peers (the average Morningstar Large Blend Equity Fund: 19.5%*) was also impressive.

Technology (+108.3%), whose weighting increased to 32% from 15% last year, was the primary driver in 1999. The surge in demand for communication/networking services gave a huge boost to such companies as Oracle Corp. (+289.8%), Sun Microsystems Inc. (+261.8%), an April 1999 purchase of Qualcomm Inc. (+533.1%) and a May 1999 purchase of JDS Uniphase Corp. (+405.8%).

Another positive was consumer cyclical (+51.6%). Media/Telephone/Communications companies dominated the solid performers. AT&T-Liberty Media (+146.7%), the Fund's largest holding, at 4.3%, and an April 1999 purchase of Satellite T.V. broadcaster Echostar Comm. Corp. (+290.7%) were standout performers.

The only major drag was consumer noncyclical (-18.0%), which was reduced to 16% from 22%. Pharmaceutical companies such as Pfizer Inc. (-21.5%), Pharmacia & Upjohn Inc. (-19.0%) and American Home Products (-29.2%) were hurt by sluggish growth, lack of significant new drugs in the pipeline and competitive pricing.

Economic Review

Unlike 1998, when events overseas, particularly in Asia and Eastern Europe, had the most impact on domestic markets, 1999 saw a return to a focus on U.S. economic growth and inflation trends and their influence on Federal Reserve policy.

Chairman Greenspan's testimony to the House Ways and Means Committee in mid-January suggested, "stock prices may be too high relative to future profit growth" and the economic expansion shows "scant signs" of an appreciable slowdown. Again in late February, speaking to the Senate Banking Committee, the Fed Chairman questioned whether the three rate cuts made last year remained "appropriate" now that global markets have "calmed".

The Fed took a "wait and see" approach, deciding to leave interest rates unchanged at their February 3, March 30 and May 18 meetings but signaled at the latter that they were prepared to raise rates if the U.S. economy continued to accelerate and inflation heated up.

The much anticipated move by the Federal Reserve to raise short-term interest rates finally occurred on June 30. In an attempt to slow the economy, and as a pre-emptive move against inflation, the federal funds rate was raised by 0.25% to 5.00%. It was the first change since a 0.25% cut on November 17, 1998 and the first increase since a 0.25% boost on March 25, 1997. Money center banks promptly raised their prime lending rate to 8.0% from 7.75%.

For the next seven weeks, economic reports were scrutinized for signs of the long awaited slowdown in growth. For the most part, indications of a cooling were still hard to find.

By the time the Fed met on August 24, and raised rates for the second time in eight weeks, it did not come as a surprise; the federal funds rate was raised another 0.25% to 5.25%. For the first time since early 1995, the discount rate, which the Fed charges on

                        EAI Select Managers Equity Fund
--------------------------------------------------------------------------------
loans to banks, was also raised 0.25% to 4.75%. Money center banks promptly raised their prime-lending rate to 8.25% from 8.00%.

After a no-action meeting in early October, the Fed meeting on November 16 produced another increase of 0.25% in each of the three key interest rates.

The Stock Market Review

                   Quarterly Returns
                 ------------------------  Year
                 March  June  Sept.  Dec.  1999
                 -----  ----  -----  ----  ----
S&P 500.........  5.0%   7.1% -6.3%  14.9% 21.0%
Russell 2000.... -5.4   15.5  -6.3   18.4  21.3
NASDAQ.......... 12.4    9.3   2.4   48.4  86.8

In 1999, the S&P 500 rose 21.0%, marking the seventeenth calendar year advance in eighteen years. Taken with 1995's (37.6%), 1996's (23.0%), 1997's (33.4%)
and 1998's (28.6%) advances, the five year return was the best ever recorded.

The headline story, however, was the technology-heavy NASDAQ Index, which soared 86.8%; the largest yearly gain ever for any major U.S. stock market index.

Small stocks (Russell 2000) performed in line with the S&P 500 after lagging for five years in a row. Within the Russell Index, however, the Growth component outperformed Value by 4458 basis points (+43.1% vs. -1.5%), the largest spread ever. Investors seem more willing to buy companies with little or no earnings but with growing top-line revenues.

The U.S. markets had three distinct phases during 1999. See below:

Period        S&P 500 Russell 2000 NASDAQ
------------  ------- ------------ ------
12/31-- 7/16    16.2%     11.1%     30.9%
 7/16--10/15   -11.8     -10.6      -4.6
10/15--12/31    18.1      22.2      49.0

The rally in the first half of the year was fueled by growing optimism that the worst was over as far as the Asian/Eastern European crisis was concerned. Earnings growth accelerated, merger activity was robust and inflation remained in check.

The Fed's move on June 30 caused shockwaves in the markets. Uncertainty as to the number of rate increases it will take to slow the U.S. economy took its toll. Interest-rate sensitive issues (i.e., financial) led stocks lower; this three-month period contained the only major correction all year.

As was true in 1998, 1999 ended on a high note. Although leadership was quite narrow (growth, with a technology emphasis), the markets more than made up the mid-year losses.

There was a huge variation of returns among the sectors.

As was true in 1998, technology (+72.6%) was the clear leader in 1999. Interestingly, the addition of a number of relatively large companies (ex. Yahoo Inc. and Qualcomm Inc.), combined with its relative outperformance, have caused this sector weighting in the index to rise to 31% from 20% last year.

The rapid growth of the internet led to spectacular gains in companies that will benefit from that growth. Oracle Corp. (+289.8%), Sun Microsystems Inc. (+261.8%) and Cisco Systems Inc. (+130.8%), which comprised 16% of the sector, were particularly strong.

In a reversal of the solid results over the past few years, consumer noncyclical (-12.5%) was a significant laggard in 1999. Consistent growers such as food (-21.0%) and pharmaceuticals (-11.9%) were particularly weak as investors preferred faster growing companies. Competition and lack of exciting new product offerings also contributed to their lag.

The following report provides you with the performance results, schedule of investments and the financial statements as of December 31, 1999. As always, should you have any questions, please feel free to contact us.

                        EAI Select Managers Equity Fund
--------------------------------------------------------------------------------

We thank you for your continued confidence in the EAI Select Managers Equity
Fund.

Sincerely,

/s/ Phillip Maisano
Phillip Maisano
President

February 7, 2000



             EAI Select        S&P 500

12/31/95        50,000          50,000
12/31/96        57,175          61,480
12/31/97        73,662          81,990
12/31/98        91,237         105,414
12/31/99       119,256         127,583






 Average Annual Total Returns as of 12/31/99
 -------------------------------------------
                                     Since
                                   Inception
                    1 Year 3 Years  (1/2/96)
--------------------------------------------
 The Fund.........  30.71% 27.77%   24.27%
--------------------------------------------
 Peer Group*......  19.47% 22.62%   22.02%

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed may be worth more or less than their original cost.

*Morningstar Large Blend Equity Universe contained 934 funds as of 12/31/99.

The Manager is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

                        EAI Select Managers Equity Fund
                   Schedule of Investments December 31, 1999

 No. of
 Common
 Shares                       Securities                                     Value (Note 1)
-------------------------------------------------------------------------------------------
 Aerospace: 0.8%

  5,200              General Motors Corp. (Class
                      H).........................                             $   499,200
                                                                              -----------
 Autos: 0.5%

  4,300              General Motors Co...........                                 312,556
                                                                              -----------
 Banks: 3.7%

  3,450              AmSouth Bancorporation......                                  66,628
  9,500              Chase Manhattan Corp. ......                                 738,031
  4,500              Citigroup, Inc..............                                 250,031
  3,780              Commerce Bancshares, Inc....                                 128,048
  8,900              Mellon Financial Corp.......                                 303,156
  7,700              State Street Corp...........                                 562,581
  2,500              SunTrust Bank, Inc..........                                 172,031
  5,200              Wells Fargo & Co............                                 210,275
                                                                              -----------
                                                                                2,430,781
                                                                              -----------
 Beverages: 1.5%

  9,500              Coca-Cola Co. ..............                                 553,375
 12,000              PepsiCo, Inc................                                 423,000
                                                                              -----------
                                                                                  976,375
                                                                              -----------
 Chemicals: 0.1%

  2,700              Monsanto Co. ...............                                  96,188
                                                                              -----------
 Computer Services/Office Equipment: 18.0%

  2,400              America Online, Inc.+.......                                 181,050
  2,200              Analog Devices, Inc.+.......                                 204,600
  7,700              Apple Computer, Inc.+.......                                 791,656
  1,200              Broadcom Corp. (Class A)+...                                 326,850
  2,800              Checkfree Holdings Corp.+...                                 292,600
  2,800              Cisco Systems, Inc..........                                 299,950
 10,600              Compuware Corp.+............                                 394,850
 13,000              Dell Computer Corp.+........                                 663,000
  2,100              Earthlink Network, Inc......                                  89,250
 13,900              Electronic Data Systems
                      Corp.......................                                 930,431
  6,000              EMC Corp.+..................                                 655,500
 17,300              First Data Corp.+...........                                 853,106
  3,800              Hewlett-Packard Co..........                                 432,963
  4,200              International Business
                      Machines Corp..............                                 453,600
  3,100              Lexmark International
                      Group, Inc. (Class A)+.....                                 280,550
  7,600              Microsoft Corp.+............                                 887,300
  3,400              MindSpring Enterprises,
                      Inc.+......................                                  89,781
  1,600              Network Solutions, Inc.+....                                 348,100

 No. of
 Common
 Shares                       Securities                                     Value (Note 1)
-------------------------------------------------------------------------------------------
 Computer Services/Office Equipment: (continued)

 20,000              Novell, Inc.+...............                             $   798,750
  7,200              Oracle Corp.+...............                                 806,850
 11,800              Sun Microsystems, Inc.+.....                                 913,763
 13,700              Unisys Corp.+...............                                 437,544
  3,000              Verities Software Corp.+....                                 429,375
  9,800              Xerox Corp..................                                 222,338
                                                                              -----------
                                                                               11,783,757
                                                                              -----------
 Electric Utilities: 1.8%

 11,400              AES Corp.+..................                                 852,150
  7,000              Montana Power Co............                                 252,438
  4,000              PP & L Resources, Inc.......                                  91,500
                                                                              -----------
                                                                                1,196,088
                                                                              -----------
 Electronics: 5.6%

  5,400              Applied Materials, Inc.+....                                 684,113
 11,100              Intel Corp..................                                 913,669
  4,300              KLA-Tenor Corp.+............                                 478,913
  4,200              LSI Logic Corp.+............                                 283,500
  2,600              PE Corp. - PE Biosystems
                      Group......................                                 312,813
  5,100              Solectron Corp.+............                                 485,138
  5,000              Teradyne, Inc.+.............                                 330,000
  2,000              Texas Instruments, Inc. ....                                 193,750
                                                                              -----------
                                                                                3,681,896
                                                                              -----------
 Energy: 2.0%

  2,000              Apache Corp.................                                  73,875
  2,400              Columbia Energy Group.......                                 151,800
  4,900              ENI S.p.A. (ADR)............                                 270,113
  1,900              Phillips Petroleum Co.......                                  89,300
  1,300              Royal Dutch Petroleum Co.
                      (NY Reg. Shares)...........                                  78,569
  2,300              Texaco, Inc.................                                 124,919
  6,422              Total Fina S.A. (ADR).......                                 444,724
  2,500              Unocal Corp.+...............                                  83,906
                                                                              -----------
                                                                                1,317,206
                                                                              -----------
 Financial Services: 6.7%

  4,000              American Express Co.........                                 665,000
  5,700              Associates First Capital
                      Corp. (Class A)............                                 156,394
 14,000              Charles Schwab Co...........                                 537,250
  9,750              Concord EFS, Inc.+..........                                 251,063
 11,700              Equifax, Inc................                                 275,681

                       See Notes to Financial Statements

                        EAI Select Managers Equity Fund
             Schedule of Investments December 31, 1999 (continued)

 No. of
 Common
 Shares                       Securities                                     Value (Note 1)
-------------------------------------------------------------------------------------------
 Financial Services: (continued)

  9,500              Federal Home Loan Mortgage
                      Corp.......................                             $   447,094
  6,800              Federal National Mortgage
                      Association................                                 424,575
  5,500              Household International,
                      Inc........................                                 204,875
 10,925              MBNA Corp. .................                                 297,706
  8,200              Merrill Lynch and Co.,
                      Inc........................                                 684,700
    800              Providian Financial Corp....                                  72,850
  4,700              S1 Corp.....................                                 367,188
                                                                              -----------
                                                                                4,384,376
                                                                              -----------
 Footwear: 0.6%

  8,000              Nike, Inc. (Class B)........                                 396,500
                                                                              -----------
 Healthcare: 0.2%

  4,200              Medtronic, Inc..............                                 153,038
                                                                              -----------
 Hospital Supply: 1.1%

  4,800              Baxter International, Inc...                                 301,500
 15,300              Becton, Dickinson & Co......                                 409,275
                                                                              -----------
                                                                                  710,775
                                                                              -----------
 Hotels: 0.6%

  2,400              Marriott International,
                      Inc. (Class A).............                                  75,750
 12,700              Starwood Hotels and Resorts
                      Worldwide, Inc.............                                 298,450
                                                                              -----------
                                                                                  374,200
                                                                              -----------
 Insurance: 2.8%

  2,100              AFLAC, Inc..................                                  99,094
  4,400              Ambac Financial Group,
                      Inc........................                                 229,625
 12,900              AXA Financial, Inc. ........                                 436,988
  6,000              CIGNA Corp..................                                 483,375
  8,800              Hartford Financial Services
                      Group, Inc.................                                 416,900
  6,100              Nationwide Financial
                      Services
                      Group, Inc.................                                 170,419
                                                                              -----------
                                                                                1,836,401
                                                                              -----------
 Leisure: 0.6%

  2,000              Carnival Corp...............                                  95,625
  6,900              Harrah's Entertainment,
                      Inc.+......................                                 182,419
  1,900              Preview Travel, Inc.+.......                                  99,038
                                                                              -----------
                                                                                  377,082
                                                                              -----------

 No. of
 Common
 Shares                       Securities                                     Value (Note 1)
-------------------------------------------------------------------------------------------
 Media: 17.2%

  6,300              AMFM, Inc.+.................                             $   492,975
 49,750              AT&T Corp. - Liberty Media
                      Group......................                               2,823,313
  9,300              Belo (A.H.) Corp. (Series
                      A).........................                                 177,281
 11,300              Cablevision Systems Corp.
                      (Class A)..................                                 853,150
  8,300              CBS Corp....................                                 530,681
 12,300              Central Newspapers, Inc.
                      (Class A)..................                                 484,313
 11,920              Clear Channel
                      Communications, Inc........                               1,063,860
  2,500              Comcast Corp. (Class A).....                                 125,625
  2,400              Cox Communications, Inc.
                      (Class A)..................                                 123,600
  5,600              Gemstar International Group
                      Ltd........................                                 399,000
  7,500              Infinity Broadcasting
                      Corp. .....................                                 271,406
  1,000              Knight-Ridder, Inc..........                                  59,500
  9,000              MediaOne Group, Inc. .......                                 691,313
 11,700              New York Times Co. (Class
                      A).........................                                 574,763
 19,500              News Corp. Ltd. (ADR).......                                 652,031
 15,100              Time Warner, Inc. ..........                               1,093,806
 10,600              Valassis Communications,
                      Inc.+......................                                 447,850
  5,400              Westwood One, Inc.+.........                                 410,400
                                                                              -----------
                                                                               11,274,867
                                                                              -----------
 Multi-Industry: 3.4%

 13,700              Cendant Corp................                                 363,906
  2,500              General Electric Co.........                                 386,875
  3,700              Honeywell International
                      Inc........................                                 213,444
  5,500              Minnesota Mining and
                      Manufacturing Co...........                                 538,313
  8,000              Seagrams Co. Ltd............                                 359,500
  9,550              Tyco International Ltd......                                 371,256
                                                                              -----------
                                                                                2,233,294
                                                                              -----------
 Packaged Food: 2.5%

  8,000              Campbell Soup Co. ..........                                 309,500
  7,000              Hershey Foods Corp..........                                 332,500
  2,200              Quaker Oats Co..............                                 144,375
  2,500              Nabisco Holdings Corp.
                      (Class A)..................                                  79,063
  2,000              Ralston Purina Co...........                                  55,750
  8,600              Wrigley (Wm.) Jr. Co........                                 713,263
                                                                              -----------
                                                                                1,634,451
                                                                              -----------
 Paper: 1.5%

  2,200              Champion International
                      Corp.......................                                 136,263
  8,600              Kimberly-Clark Corp.........                                 561,150
  4,300              Weyerhaeuser Co.............                                 308,794
                                                                              -----------
                                                                                1,006,207
                                                                              -----------

                       See Notes to Financial Statements

                        EAI Select Managers Equity Fund
             Schedule of Investments December 31, 1999 (continued)

 No. of
 Common
 Shares                       Securities                                     Value (Note 1)
-------------------------------------------------------------------------------------------
 Pharmaceutical: 9.6%

  9,000              Abbott Laboratories.........                             $   326,813
 11,200              American Home Products
                      Corp. .....................                                 441,700
 11,600              Amgen, Inc.+................                                 696,725
  2,300              Biogen, Inc.................                                 194,350
 11,000              Bristol-Myers Squibb Co. ...                                 706,063
  4,000              Eli Lilly and Co. ..........                                 266,000
  2,800              Genentech, Inc. ............                                 376,600
  3,400              IDEC Pharmaceuticals Corp...                                 334,050
  6,400              Johnson & Johnson...........                                 596,000
  1,400              MedImmune, Inc. ............                                 232,225
  9,000              Merck & Co. ................                                 603,563
 10,200              Pfizer, Inc. ...............                                 330,863
  7,800              Pharmacia & Upjohn, Inc.....                                 351,000
  8,700              Schering-Plough Corp. ......                                 367,031
  5,700              Warner-Lambert Co. .........                                 467,044
                                                                              -----------
                                                                                6,290,027
                                                                              -----------
 Photo Equipment/Supplies: 0.2%

  2,500              Eastman Kodak Co............                                 165,625
                                                                              -----------
 Restaurants: 1.2%

 18,900              McDonald's Corp. ...........                                 761,906
                                                                              -----------
 Retail--General Merchandise: 1.5%

  3,000              Safeway, Inc.+..............                                 106,688
 12,500              Wal-Mart Stores, Inc........                                 864,063
                                                                              -----------
                                                                                  970,751
                                                                              -----------
 Retail--Specialty: 0.6%

  4,000              Abercrombie & Fitch Co.
                      (Class A)+.................                                 106,750
  3,750              Home Depot, Inc. ...........                                 257,109
    900              Tandy Corp. ................                                  44,269
                                                                              -----------
                                                                                  408,128
                                                                              -----------
 Soap and Cosmetics: 1.7%

 11,500              Clorox Co...................                                 579,313
 13,500              Gillette Co.................                                 556,031
                                                                              -----------
                                                                                1,135,344
                                                                              -----------
 Telephone/Communications: 11.7%

  3,100              Adtran, Inc.................                                 159,456
  6,800              BellSouth Corp. ............                                 318,325
  6,000              Broadwing, Inc. ............                                 221,250
  6,300              Crown Castle International
                      Corp. .....................                                 202,388

 No. of
 Common
 Shares                       Securities                                     Value (Note 1)
-------------------------------------------------------------------------------------------
 Telephone/Communications: (continued)

 14,000              EchoStar Communications
                      Corp.......................                              $1,365,000
  6,800              General Instrument Corp.+...                                 578,000
  4,500              Global Crossing Ltd. .......                                 225,000
  8,400              GTE Corp....................                                 592,725
  4,400              JDS Uniphase Corp. .........                                 709,775
  2,800              Lucent Technologies, Inc....                                 209,475
  7,950              MCI WorldCom, Inc...........                                 421,847
  8,300              Nextel Communications, Inc.
                      (Class A)..................                                 855,938
  2,800              QUALCOMM, Inc.+.............                                 493,500
  9,080              SBC Communications, Inc. ...                                 442,650
  4,200              Sprint Corp.................                                 282,713
  1,000              Sprint Corp. (PCS Group)....                                 102,500
  7,400              Telefonaktiebolaget LM
                      Ericsson (ADR) ............                                 486,073
                                                                               ----------
                                                                                7,666,615
                                                                               ----------
 Toys: 0.1%

  2,050              Hasbro, Inc.................                                  39,078
                                                                               ----------
 Total Common Stocks: 97.8%
 (cost: $43,474,831).............................                              64,112,712
                                                                               ----------

                                Date of  Interest    Value
Short-Term Obligation           Maturity   Rate    (Note 1)
--------------------------------------------------------------
Repurchase Agreement (Note 4):
Purchased on
12/31/99; maturity
value--$2,328,786
(with Boston Safe
Deposit and Trust
Co., collateralized
by $2,354,000 U.S.
Treasury Note due
4/30/00 with an
interest rate of
5.625% valued at
$2,376,547)                     1/03/00    4.05%
Total Short-Term Obligation: 3.6%
(cost: $2,328,000)                                  2,328,000
                                                  -----------
Total Investments:
101.4%
(cost: $45,802,831)                                66,440,712
Other assets less liabilities: (1.4)%                (895,747)
                                                  -----------
Net Assets: 100%                                  $65,544,965
                                                  ===========

-------
Glossary:

ADR--American Depository Receipt

+--Non-income producing

                       See Notes to Financial Statements

              EAI Select Managers Equity Fund Financial Statements

Statement of Assets and Liabilities
December 31, 1999

Assets:
Investments, at value (cost: $45,802,831)(Note 1)                 $66,440,712
Cash                                                                      516
Receivables:
 Securities sold                                                      173,833
 Dividends and interest                                                32,016
 Capital shares sold                                                   16,882
Deferred organization costs (Note 1)                                   41,438
                                                                  -----------
  Total assets                                                     66,705,397
                                                                  -----------
Liabilities:
Payables:
 Dividends                                                          1,005,913
 Management fee                                                        80,981
 Administration fee                                                    10,447
 Capital shares redeemed                                                8,441
 Accrued expenses and other liabilities                                54,650
                                                                  -----------
  Total liabilities                                                 1,160,432
                                                                  -----------
Net Assets                                                        $65,544,965
                                                                  ===========
Net asset value, maximum offering price and redemption price per share ($65,544,965/5,889,293 shares of beneficial interest
 outstanding with an unlimited number of no par value shares
 authorized)                                                      $     11.13
                                                                  ===========
Composition of net assets:
 Aggregate paid in capital                                        $45,050,070
 Net unrealized appreciation of investments                        20,637,881
 Overdistributed net realized gains                                  (142,986)
                                                                  -----------
                                                                  $65,544,965
                                                                  ===========

--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended December 31, 1999

Income:
Dividends                                                         $   485,931
Interest                                                               70,913
                                                                  -----------
  Total income                                                        556,844
Expenses:
Management (Note 2)                                     $534,998
Administrative (Note 2)                                  116,304
Custodian                                                 45,398
Amortization of deferred organization costs (Note 1)      41,219
Professional                                              38,133
Shareholder reports                                       31,073
Transfer agent                                            30,850
Trustees                                                  15,000
Registration                                              14,625
Other                                                     61,155
                                                        --------
  Total expenses                                         928,755
Fees waived by the Manager (Note 2)                     (260,008)
                                                        --------
  Net expenses                                                        668,747
                                                                  -----------
  Net investment loss                                                (111,903)
                                                                  -----------
Net Realized and Unrealized Gain on Investments: (Note
 3)
Net realized gain from investments                                 11,500,400
Net change in unrealized appreciation of investments                4,732,799
                                                                  -----------
Net gain on investments                                            16,233,199
                                                                  -----------
Net Increase in Net Assets Resulting from Operations              $16,121,296
                                                                  ===========

Statements of Changes in Net Assets

                                                Year Ended       Year Ended
                                             December 31,1999 December 31, 1998
                                             ---------------- -----------------
Increase in Net Assets:
Operations:
 Net investment income (loss)                  $  (111,903)      $    50,501
 Net realized gain from investments             11,500,400         6,560,106
 Net change in unrealized appreciation of
  investments                                    4,732,799         4,537,618
                                               -----------       -----------
 Net increase in net assets resulting from
  operations                                    16,121,296        11,148,225
                                               -----------       -----------
Dividends and distributions to shareholders
 from: (Note 1)
 Net investment income                                  --           (95,169)
 Net realized gain from investments            (11,467,181)       (6,519,108)
                                               -----------       -----------
                                               (11,467,181)       (6,614,277)
                                               -----------       -----------
Capital share transactions*:
 Net proceeds from sales of shares               5,170,246         4,079,264
 Reinvestment of dividends                      10,461,268         6,466,639
                                               -----------       -----------
                                                15,631,514        10,545,903
 Cost of shares redeemed                       (10,189,848)      (11,975,132)
                                               -----------       -----------
 Increase(decrease) in net assets resulting
  from capital share transactions                5,441,666        (1,429,229)
                                               -----------       -----------
 Total increase in net assets                   10,095,781         3,104,719
Net Assets:
 Beginning of year                              55,449,184        52,344,465
                                               -----------       -----------
 End of year                                   $65,544,965       $55,449,184
                                               ===========       ===========
*Shares of Beneficial Interest Issued and
 Redeemed:
 Shares sold                                       471,772           395,252
 Reinvestment of dividends                         939,916           628,439
                                               -----------       -----------
                                                 1,411,688         1,023,691
 Shares redeemed                                  (909,752)       (1,188,023)
                                               -----------       -----------
 Net increase (decrease)                           501,936          (164,332)
                                               ===========       ===========

                       See Notes to Financial Statements

                        EAI Select Managers Equity Fund
-------------------------------------------------------------------------------
Financial Highlights
For a share outstanding throughout each period

                                        Year Ended              For the Period
                                       December 31,           January 2, 1996(a)
                                  --------------------------          To
                                   1999      1998     1997    December 31, 1996
                                  -------   -------  -------  ------------------
Net Asset Value, Beginning of
 Period.........................  $ 10.29   $  9.43  $ 10.82       $ 10.00
                                  -------   -------  -------       -------
Income From Investment
 Operations:
 Net Investment Income (Loss)...    (0.02)     0.01     0.08          0.08
 Net Gain on Investments (both
  realized and unrealized)......     3.18      2.24     3.04          1.35
                                  -------   -------  -------       -------
Total From Investment
 Operations.....................     3.16      2.25     3.12          1.43
                                  -------   -------  -------       -------
Less Distributions from:
 Net Investment Income..........       --     (0.02)   (0.08)        (0.08)
 Net Realized Gain on
  Investments...................    (2.32)    (1.37)   (4.43)        (0.53)
                                  -------   -------  -------       -------
Total Distributions.............    (2.32)    (1.39)   (4.51)        (0.61)
                                  -------   -------  -------       -------
Net Asset Value, End of Period..  $ 11.13   $ 10.29  $  9.43       $ 10.82
                                  =======   =======  =======       =======
Total Investment Return(b)......    30.71%    23.86%   28.84%        14.30%
--------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000).  $65,545   $55,449  $52,344       $88,607
Ratio of Gross Expenses to
 Average Net Assets.............     1.60%     1.66%    1.55%         1.50%(d)
Ratio of Net Expenses to Average
 Net Assets.....................     1.15%     1.15%    1.15%         1.15%(d)
Ratio of Net Investment Income
 (Loss) to Average Net
 Assets(c)......................    (0.19%)    0.09%    0.37%         0.73%(d)
Portfolio Turnover Rate.........       82%       63%      78%          174%

-------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value on the payable date and a redemption on the last day of the period. Total return for the period less than one year is not annualized.
(c) Ratios would have been (0.64%), (0.42%), (0.03%) and 0.38%, respectively, had the Manager not waived expenses.
(d) Annualized.

                      See Notes to Financial Statements.
-------------------------------------------------------------------------------
Notes To Financial Statements
Note 1--Organization and Significant Accounting Policies:

EAI Select Managers Equity Fund (the "Fund"), organized as a Massachusetts business trust on September 27, 1995, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to achieve long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements are presented in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts in the financial statements. Actual results could differ from these estimates.


A. Security Valuation--Securities traded on national exchanges or traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the principal markets for such securities on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the last bid price. Short-term obligations with more than sixty days remaining to maturity are valued at market. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which, with accrued interest, approximates value. Securities for which quotations are not readily available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its

                        EAI Select Managers Equity Fund
--------------------------------------------------------------------------------
Notes to Financial Statements (continued) taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Dividends and Distributions to Shareholders--Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from such amounts reported in accordance with generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

  During the period ended December 31, 1999, the Fund made capital account reclassifications due to permanent book/tax differences. The Fund reclassified $41,219 and $70,684 from net investment loss to aggregate paid in capital and overdistributed net realized gains, respectively, primarily due to organization expenses and reclass of net investment loss. The Fund also reclassified $7,183 from overdistributed net realized gains to paid in capital, primarily due to distributions in excess of realized gains.

  Temporary book/tax differences are primarily related to wash sale loss deferrals.

D. Security Transactions and Investment Income--Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities are determined on the specific identification cost method. Dividend income is recorded on ex-dividend date. Interest income is accrued as earned.

E. Organization Costs--Deferred organization costs of $209,315 will be amortized over a period not to exceed five years from the commencement of operations. In the event that, at any time during the five year period beginning with the date of commencement of operations, the initial shares acquired by the Manager prior to such date are redeemed by any holder thereof, the redemption proceeds payable in respect of such shares will be reduced by the pro rata share (based on the proportionate share of the initial shares redeemed to the total number of original shares outstanding at the time of redemption) of the then unamortized deferred organization costs as of the date of such redemption. In the event that the Fund liquidates before the deferred organization costs are fully amortized, the Manager shall bear such unamortized deferred organization costs.

Note 2--Agreements and Transactions of Related Parties--Evaluation Associates Capital Markets, Inc. (the "Manager"), a wholly owned subsidiary of EAI Partners, L.P. (the "Parent"), earned fees of $534,998 for the year ended December 31, 1999 for management of the Fund. The fee is based on an annual rate of 0.92% of average daily net assets. For the year ended December 31, 1999, the Manager agreed to waive management fees in the amount of $260,008 which represents the amount exceeding a self imposed expense limitation of 1.15% of average daily net assets. Such limitation will be in effect until December 31, 2000.

Certain of the officers and trustees of the Fund are officers, directors, or partners of the Manager or Parent.

Affiliates of the Manager or Parent and counsel to the Fund hold 1,854,629 shares (31.5%) and 1,829,243 shares (31.1%), respectively, of the outstanding shares of the Fund. Additionally, 837,249 shares are owned by two other shareholders, each of whom own more than 5% but less than 7.3% of the outstanding shares of the Fund.

The Manager pays from its management fees each Subadviser a fee at the annual rate of 0.375 of 1% of the average monthly assets of the Fund managed by that Subadviser. At December 31, 1999, the Subadvisers are Iridian Asset Management LLC, Liberty Investment Management, Mastrapasqua & Associates, Inc., Peachtree Asset Management, and Siphron Capital Management.

In accordance with a Portfolio Accounting and Administration Agreement with Van Eck Associates Corporation, the Fund accrued $116,304 in administration fees for the year ended December 31, 1999. The annual fee is graduated, beginning at
0.20 of 1% of the average daily net assets of less than $100 million to 0.12 of 1% of the average daily net assets in excess of $260 million.

The Fund accrued $7,857 of legal fees payable to Day, Berry and Howard, counsel to the Fund, for the year ended December 31, 1999 for legal services in conjunction with the Fund's ongoing operations.

Distribution Agreement--Under the terms of a Distribution Agreement with the Fund, EAI Securities Inc., a wholly owned subsidiary of the Parent, serves as the Distributor of the Fund's shares. EAI Securities, Inc., does not receive any fees for services provided pursuant to this agreement.

Note 3--Purchases and Sales--Purchases and sales of securities, other than short-term obligations, aggregated $46,505,129 and $52,892,976, respectively, for the year

                        EAI Select Managers Equity Fund
--------------------------------------------------------------------------------
Notes to Financial Statements (continued) ended December 31, 1999. For federal income tax purposes the cost of investments owned at December 31, 1999 was $45,945,817.

As of December 31, 1999, net unrealized appreciation for federal income tax purposes aggregated $20,494,895 of which $21,823,780 related to appreciated securities and $1,328,885 related to depreciated securities.

Note 4--Collateral--Collateral for repurchase agreements is held by the Fund's custodian, the value of which must be at least 102% of the underlying debt obligation. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuation on the collateral.

To the Shareholders and Board of Directors of the EAI Select Managers Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the EAI Select Managers Equity Fund (hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

New York, New York
February 8, 2000

--------------------------------------------------------------------------------
Investment Manager
Evaluation Associates Capital Markets, Inc.
200 Connecticut Avenue
Suite 700
Norwalk, CT 06854-1958

Administrator
Van Eck Associates Corporation
99 Park Avenue
New York, NY 10016

Independant Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Day, Berry & Howard
CityPlace
Hartford, CT 06103

Transfer Agent
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105-1802

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108

--------------------------------------------------------------------------------
This report must be accompanied or preceded by an effective prospectus which includes more complete information such as charges and expenses. For a prospectus and additional information about EAI Select Managers Equity Fund, please call the number listed below.


[LOGO OF EAI SELECT]

EAI Select Managers Equity Fund
EAI Securities, Inc. -- Distributor
200 Connecticut Avenue
Suite 700
Norwalk, CT 06854-1958
(203) 855-2200

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                  EAI Select

                                  ----------

                                   Managers

                                  ----------

                                  Equity Fund

                                  ----------

                                    Annual

                                  ----------

                                    Report

                                  ----------

                               December 31, 1999

--------------------------------------------------------------------------------

                              [LOGO OF EAI SELECT]